EXHIBIT 24

                                POWER OF ATTORNEY


The undersigned, Richard P. Johnston:

Does hereby constitute and appoint Kenneth J. Warren to be his agent and attorney-in-fact;

     With the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

     To sign and file with the Securities and Exchange Commission a Schedule 13G or other appropriate form and any amendments or supplements to such Schedule or form (the "Filing"); and

     To execute and deliver any instruments, certificates or other documents which he shall deem necessary or proper in connection with the Filing, and generally to act for and in the name of the undersigned with respect to such Filing as fully as could the undersigned if then personally present and acting.

     The agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

     This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

     The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Delaware that apply to instruments negotiated, executed, delivered and performed solely within the State of Delaware.

     This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 28 day of March, 2002.


                                          /s/ Richard P. Johnston
                                          --------------------------------------

                                POWER OF ATTORNEY


The undersigned, Kenneth J. Warren:

Does hereby constitute and appoint Richard P. Johnston to be his agent and attorney-in-fact;

     With the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

     To sign and file with the Securities and Exchange Commission a Schedule 13G or other appropriate form and any amendments or supplements to such Schedule or form (the "Filing"); and

     To execute and deliver any instruments, certificates or other documents which he shall deem necessary or proper in connection with the Filing, and generally to act for and in the name of the undersigned with respect to such Filing as fully as could the undersigned if then personally present and acting.

     The agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

     This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

     The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Delaware that apply to instruments negotiated, executed, delivered and performed solely within the State of Delaware.

     This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 28 day of March, 2002.


                                          /s/ Kenneth J. Warren
                                          --------------------------------------

                                POWER OF ATTORNEY


The undersigned, Christopher A. Johnston:

     Does hereby constitute and appoint Richard P. Johnston and Kenneth J. Warren to be his agents and attorneys-in-fact;

     Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

     To sign and file with the Securities and Exchange Commission a Schedule 13G or other appropriate form and any amendments or supplements to such Schedule or form (the "Filing"); and

     To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the Filing, and generally to act for and in the name of the undersigned with respect to such Filing as fully as could the undersigned if then personally present and acting.

     Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

     This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

     The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Delaware that apply to instruments negotiated, executed, delivered and performed solely within the State of Delaware.

     This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 28 day of March, 2002.


                                          /s/ Christopher A. Johnston
                                          --------------------------------------

                                POWER OF ATTORNEY


The undersigned, David E. Johnston:

     Does hereby constitute and appoint Richard P. Johnston and Kenneth J. Warren to be his agents and attorneys-in-fact;

     Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

     To sign and file with the Securities and Exchange Commission a Schedule 13G or other appropriate form and any amendments or supplements to such Schedule or form (the "Filing"); and

     To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the Filing, and generally to act for and in the name of the undersigned with respect to such Filing as fully as could the undersigned if then personally present and acting.

     Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

     This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

     The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Delaware that apply to instruments negotiated, executed, delivered and performed solely within the State of Delaware.

     This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 28 day of March, 2002.

                                          /s/ David E. Johnston
                                          --------------------------------------

                                POWER OF ATTORNEY


The undersigned, Charles S. Mechem, Jr.:

     Does hereby constitute and appoint Richard P. Johnston and Kenneth J. Warren to be his agents and attorneys-in-fact;

     Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

     To sign and file with the Securities and Exchange Commission a Schedule 13G or other appropriate form and any amendments or supplements to such Schedule or form (the "Filing"); and

     To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the Filing, and generally to act for and in the name of the undersigned with respect to such Filing as fully as could the undersigned if then personally present and acting.

     Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

     This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

     The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Delaware that apply to instruments negotiated, executed, delivered and performed solely within the State of Delaware.

     This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 28 day of March, 2002.

                                          /s/ Charles S. Mechem, Jr.
                                          --------------------------------------

                                POWER OF ATTORNEY


The undersigned, John C. Lauchnor:

     Does hereby constitute and appoint Richard P. Johnston and Kenneth J. Warren to be his agents and attorneys-in-fact;

     Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

     To sign and file with the Securities and Exchange Commission a Schedule 13G or other appropriate form and any amendments or supplements to such Schedule or form (the "Filing"); and

     To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the Filing, and generally to act for and in the name of the undersigned with respect to such Filing as fully as could the undersigned if then personally present and acting.

     Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

     This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

     The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Delaware that apply to instruments negotiated, executed, delivered and performed solely within the State of Delaware.

     This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 28 day of March, 2002.

                                          /s/ John C. Lauchnor
                                          --------------------------------------

                                POWER OF ATTORNEY


The undersigned, Robert Jaycox:

     Does hereby constitute and appoint Richard P. Johnston and Kenneth J. Warren to be his agents and attorneys-in-fact;

     Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

     To sign and file with the Securities and Exchange Commission a Schedule 13G or other appropriate form and any amendments or supplements to such Schedule or form (the "Filing"); and

     To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the Filing, and generally to act for and in the name of the undersigned with respect to such Filing as fully as could the undersigned if then personally present and acting.

     Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

     This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

     The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Delaware that apply to instruments negotiated, executed, delivered and performed solely within the State of Delaware.

     This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 28 day of March, 2002.

                                          /s/ Robert Jaycox
                                          --------------------------------------